FGT3 P-1 04/15

SUPPLEMENT DATED APRIL 1, 2015

TO THE PROSPECTUS DATED DECEMBER 1, 2014

 OF

Franklin Global Trust

Franklin International Growth Fund and

Franklin International Small Cap Growth Fund

The Prospectus is amended as follows:

 I.  For the Franklin International Small Cap Growth Fund, the following is added as the last paragraph to the “Fund Details” – “Principal Investment Policies and Practices” section beginning on page 33:

The Fund may invest up to 10% of its net assets in securities of companies that operate as real estate investment trusts (REITs) and similar REIT-like entities domiciled outside the U.S.

II. For the Franklin International Small Cap Growth Fund, the following is added to the “Fund Details” – “Principal Risks” section:

REITs

Equity REITs may be affected by any change in the value of the properties owned and other factors, and their prices tend to go up and down. A REIT's performance depends on the types and locations of the properties it owns and how well those properties are managed. A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because a REIT may be invested in a limited number of projects or in a particular market segment, it may be more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT under the U.S. federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole. These risks may also apply to securities of REIT-like entities domiciled outside the U.S.

Please keep this supplement with your prospectus for future reference.